    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 7, 1997
                                                    REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                             CHEMTRAK INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   DELAWARE                                     77-0295388
           (STATE OF INCORPORATION)                (I.R.S. EMPLOYER IDENTIFICATION NO.)

                             929 EAST ARQUES AVENUE
                          SUNNYVALE, CALIFORNIA 94086
                                 (408) 773-8156
         (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)

                           1993 EQUITY INCENTIVE PLAN
                 1992 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                           (FULL TITLE OF THE PLANS)

                                EDWARD F. COVELL
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             929 EAST ARQUES AVENUE
                          SUNNYVALE, CALIFORNIA 94086
                                 (408) 773-8156
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

                            ALAN C. MENDELSON, ESQ.
                               COOLEY GODWARD LLP
                             FIVE PALO ALTO SQUARE
                              3000 EL CAMINO REAL
                        PALO ALTO, CALIFORNIA 94306-2155
                                 (650) 843-5000
                            ------------------------

                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                 PROPOSED MAXIMUM
                                                PROPOSED MAXIMUM    AGGREGATE
     TITLE OF SECURITIES         AMOUNT TO BE    OFFERING PRICE      OFFERING        AMOUNT OF
       TO BE REGISTERED           REGISTERED      PER SHARE(1)       PRICE(1)     REGISTRATION FEE
--------------------------------------------------------------------------------------------------
Stock Options and Common Stock
  (par value $.001)...........     650,000          $1.3281          $863,265         $261.60
==================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon (a) the average of the high and low prices of Registrant's Common Stock on November 4, 1997 as reported on The Nasdaq National Market.

================================================================================

                                EXPLANATORY NOTE

     This Registration Statement on Form S-8 is being filed for the purpose of registering an additional 600,000 shares of the Company's Common Stock to be issued pursuant to the Company's 1993 Equity Incentive Plan, as amended (the "Equity Incentive Plan") and an additional 50,000 shares of the Company's Common Stock to be issued pursuant to the Company's 1992 Non-Employee Directors' Stock Option Plan, as amended (the "Non-Employee Directors' Plan"). The Registration Statements on Form S-8 previously filed with the Commission relating to the Equity Incentive Plan and the Non-Employee Directors' Plan (File Nos. 33-82784 and 33-55324, respectively) are incorporated by reference herein.

                                    EXHIBITS

  EXHIBIT
  NUMBER
  ------
   5.1      Opinion of Cooley Godward LLP.
  23.1      Consent of Ernst & Young LLP, independent auditors.
  23.2      Consent of Cooley Godward LLP is contained in Exhibit 5.1.
  24        Power of Attorney is contained on the signature pages.
  99.1      1993 Equity Incentive Plan.
  99.2      1992 Non-Employee Directors' Stock Option Plan.
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

                                   SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on November 5, 1997.

                                          CHEMTRAK INCORPORATED

                                          By:   /s/ Edward F. Covell

                                             -----------------------------------
                                          Title: President and Chief Executive
                                          Officer

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Edward F. Covell and Donald V. Fluken, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments
(including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

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
                   SIGNATURE                              TITLE                    DATE
-----------------------------------------------  -----------------------    -------------------
             /s/ EDWARD F. COVELL                President, Chief           November 5, 1997
-----------------------------------------------  Executive Officer and
              (Edward F. Covell)                 Director (Principal
                                                 Executive Officer)

             /s/ DONALD V. FLUKEN                Chief Financial Officer    November 5, 1997
-----------------------------------------------  (Principal Financial
              (Donald V. Fluken)                 and Accounting Officer)

              /s/ PRITHIPAL SINGH                Director and Chief         November 5, 1997
-----------------------------------------------  Technical Officer
           (Prithipal Singh, Ph.D.)

             /s/ MALCOLM JOZOFF                  Director                   November 5, 1997
-----------------------------------------------
               (Malcolm Jozoff)

              /s/ ROBERT P. KILEY                Director                   November 5, 1997
-----------------------------------------------
               (Robert P. Kiley)

              /s/ DAVID RUBINFIEN                Director                   November 5, 1997
-----------------------------------------------
               (David Rubinfien)

              /s/ GORDON RUSSELL                 Director                   November 5, 1997
-----------------------------------------------
               (Gordon Russell)
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

                                 EXHIBIT INDEX

    EXHIBIT
    NUMBER                                      DESCRIPTION
    ------    --------------------------------------------------------------------------------
     5.1      Opinion of Cooley Godward LLP.
    23.1      Consent of Ernst & Young LLP, independent auditors.
    23.2      Consent of Cooley Godward LLP is contained in Exhibit 5.1.
    24        Power of Attorney is contained on the signature pages.
    99.1      1993 Equity Incentive Plan.
    99.2      1992 Non-Employee Directors' Stock Option Plan.